SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported): December 18, 2009


                         JOLLEY MARKETING, INC.
           (Exact Name of Registrant as Specified in Charter)

             Nevada                     000-53500           87-0622284
  (State or other jurisdiction    (Commission File No.)  (I.R.S. Employer
of incorporation or organization)                       Identification No.)

374 East 400 South, Suite 3, Springville, Utah                  84663
   (Address of principal executive offices)                   (Zip Code)

                             (801) 489-4802
          (Registrant's telephone number, including area code)

Item 4.01  Changes in Registrant's Certifying Accountant

     (i) On December 18, 2009, Michael J. Larsen ("MJL") notified us that he would no longer be able to serve as the independent registered public accounting firm of Jolley Marketing, Inc. (the "Company") because of new employment by Mr. Larsen and was therefore declining to stand for re-election as the principal accountant to audit the Company's financial statements.

     (ii) The report issued by MJL on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report was modified by the inclusion of an explanatory paragraph indicating that there was substantial doubt about the Company's ability to continue as a going concern as a result of the Company's net losses during the year ended
December 31, 2008, its negative cash flows from operating activities, and it discontinued its operations.

     (iii) The decision to change accountants was approved by the Board of Directors.

     (iv) During the Company's two fiscal years ended December 31, 2008 and 2007, and thereafter through the date of MJL's declining to stand for re-election, there were no disagreements between the Company and MJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MJL would have caused it to make reference thereto in its report on the financial statements for such periods.

     (v) There were no "reportable events" as that term is used in Item 304(a)(1)(v) of Regulation S-K occurring during the fiscal years ended December 31, 2008 and 2007, and any subsequent interim period prior to the notice that MJL would not stand for re-election.

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     On December 18, 2009, the Company retained Child, Van Wagoner & Bradshaw,
PLLC ("CVW&B"), as its new independent registered public accounting firm. The Company has engaged CVW&B to audit the Company's financial statements for the year ending December 31, 2009. During the two fiscal years ended December 31, 2008 and 2007, and through the date of engagement, neither the Company nor anyone on the Company's behalf has consulted with CVW&B regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v).

     The Company provided MJL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). The Company requested that MJL furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01. MJL has furnished the Company with a letter dated December 21, 2009, addressed to the SEC stating whether or not MJL agrees with the Company's statements in this Form 8-K, and a copy of this letter is attached hereto as Exhibit 16.1.

Item 8.01 Other Events

     On November 11, 2009, the Company changed its transfer agent from Stalt, Inc. of Menlo Park, California, to Island Stock Transfer of
St. Petersburg, Florida.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          16.1 Letter dated December 21, 2009, from Michael J. Larsen to the SEC

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOLLEY MARKETING, INC.

Date: December 21, 2009                 By /s/ Steven L. White
                                           Chief Executive Officer
                                           Chief Financial Officer


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